SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 29, 2003
(date of earliest event reported)

Asset Backed Securities Corporation

ABFS Mortgage Loan Trust 2003-2
Mortgage Pass-Through Certificates, Series 2003-2

ASSET BACKED SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	333-86750	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Item 5.

Other Events.

Filing of Computational Materials

Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), Asset Backed Securities Corporation (the “Company”) is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset Backed Securities Corporation ABFS Mortgage Loan Trust 2003-2, Mortgage Pass-Through Certificates, Series 2003-2.

In connection with the offering of the Asset Backed Securities Corporation ABFS Mortgage Loan Trust 2003-2, Mortgage Pass-Through Certificates, Series 2003-2, Credit Suisse First Boston LLC (“CSFB”), as one of the underwriters of the Certificates, has prepared certain materials (the “Collateral Term Sheets”) for distribution to their potential investors.  Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

The Collateral Term Sheets are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Collateral Term Sheets

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 29, 2003.

ASSET BACKED SECURITIES CORPORATION

By: _/s/ Brendan Keane______________________

Name: Brendan Keane

Title: Vice President

Exhibit Index

Exhibit

Page

99.1

Collateral Term Sheets

       6

ABFS MORTGAGE LOAN TRUST 2003-2

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2

STATISTICAL COLLATERAL INFORMATION

May 27, 2003

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

ABFS MORTGAGE LOAN TRUST 2003-2

Mortgage Pass-Through Certificates, Series 2003-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

ABFS MORTGAGE LOAN TRUST 2003-2

Mortgage Pass-Through Certificates, Series 2003-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Statistical Calculation Pool Description

Summary

The statistical information presented herein is a projection of the expected collateral pool and reflects the pool of fixed rate, first and second lien mortgage loans existing as of the statistical calculation date.  The aggregate outstanding principal balance of the mortgage loans as of the statistical calculation date is approximately $259,718,482.53 and will consist of business or consumer purpose residential home equity loans. Additional collateral will be accumulated before the Closing Date.  On the Closing Date, the trust will consist of approximately $450,000,000 of mortgage loans.   The characteristics of such additional collateral are not expected to be materially different from the collateral information presented herein.

Statistical Calculation Date:	May 19, 2003
Total Outstanding Balance:	$259,718,482.53
Number of Mortgage Loans:	2,763
Average Remaining Balance:	$93,998.73 (Range: $5,000.00 to $676,846.81)
WA Coupon Rate:	9.973% (Range: 6.500% to 16.990%)
Original Weighted Average Term:	268.01
Remaining Weighted Average Term:	267.64
Lien Position (First/Second):	85.25% / 14.75%
WA Original CLTV Ratio:	76.99% (Range: 5.62% to 100.00%)
WA DTI Ratio:	41.82%
WA Credit Score:	589
Documentation:	88.89% Full Documentation 8.70% No Documentation 2.41% Lite Documentation
Loan Purpose:	39.79% Cashout Home Refinance 33.35% Debt Consolidation 10.05% Rate/Term Home Refinance 7.93% Home Improvement 3.08% Working Capital 2.06% Home Purchase 1.19% Cash Flow 2.54% Other
Property Type:	71.58% Single Family Detached 12.88% 2 - 4 Family 4.20% Planned Unit Development 3.89% Condominium 3.02% Townhouse/Row/Semi-Detached 1.97% Commercial Use 1.92% Mixed Use 0.54% Greater Than 4 family

ABFS MORTGAGE LOAN TRUST 2003-2

Mortgage Pass-Through Certificates, Series 2003-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Home Equity / Business Purpose:	92.54% / 7.46%
Owner Occupancy:	91.05% Owner Occupied
Prepayment Penalty:	89.54% Yes 10.46% No
Geographic Distribution (all states >= 5.00%):	25.30% New York 12.96% New Jersey 8.34% Massachusetts 7.97% Florida 7.32% Pennsylvania 5.10% Illinois
Section 32 Loans:	None.

ABFS MORTGAGE LOAN TRUST 2003-2

Mortgage Pass-Through Certificates, Series 2003-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Distribution by Original Principal Balances

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
0.01 - 25,000.00	386	$7,201,377.19	2.77%
25,000.01 - 50,000.00	685	25,756,585.70	9.92
50,000.01 - 75,000.00	465	28,918,268.22	11.13
75,000.01 - 100,000.00	276	24,202,230.63	9.32
100,000.01 - 125,000.00	242	27,098,276.67	10.43
125,000.01 - 150,000.00	164	22,591,681.37	8.70
150,000.01 - 175,000.00	141	22,906,330.14	8.82
175,000.01 - 200,000.00	100	18,915,621.79	7.28
200,000.01 - 225,000.00	86	18,330,133.97	7.06
225,000.01 - 250,000.00	58	13,804,939.76	5.32
250,000.01 - 275,000.00	48	12,516,683.24	4.82
275,000.01 - 300,000.00	31	8,899,775.28	3.43
300,000.01 - 350,000.00	57	18,665,504.72	7.19
350,000.01 - 400,000.00	18	6,851,696.67	2.64
400,000.01 - 450,000.00	2	859,947.31	0.33
450,000.01 - 500,000.00	2	944,583.06	0.36
550,000.01 - 600,000.00	1	578,000.00	0.22
650,000.01 - 700,000.00	1	676,846.81	0.26
Total:	2,763	$259,718,482.53	100.00%

 Average Original Principal Balance:  $94,037.10

ABFS MORTGAGE LOAN TRUST 2003-2

Mortgage Pass-Through Certificates, Series 2003-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Distribution by Current Principal Balances

Range of Current Principal Balances ($)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
0.01 - 25,000.00	386	$7,201,377.19	2.77%
25,000.01 - 50,000.00	686	25,806,510.32	9.94
50,000.01 - 75,000.00	464	28,868,343.60	11.12
75,000.01 - 100,000.00	276	24,202,230.63	9.32
100,000.01 - 125,000.00	243	27,223,070.89	10.48
125,000.01 - 150,000.00	163	22,466,887.15	8.65
150,000.01 - 175,000.00	141	22,906,330.14	8.82
175,000.01 - 200,000.00	100	18,915,621.79	7.28
200,000.01 - 225,000.00	86	18,330,133.97	7.06
225,000.01 - 250,000.00	58	13,804,939.76	5.32
250,000.01 - 275,000.00	48	12,516,683.24	4.82
275,000.01 - 300,000.00	31	8,899,775.28	3.43
300,000.01 - 350,000.00	57	18,665,504.72	7.19
350,000.01 - 400,000.00	18	6,851,696.67	2.64
400,000.01 - 450,000.00	2	859,947.31	0.33
450,000.01 - 500,000.00	2	944,583.06	0.36
550,000.01 - 600,000.00	1	578,000.00	0.22
650,000.01 - 700,000.00	1	676,846.81	0.26
Total:	2,763	$259,718,482.53	100.00%

Average Current Principal Balance:  $93,998.73

ABFS MORTGAGE LOAN TRUST 2003-2

Mortgage Pass-Through Certificates, Series 2003-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Distribution by Original Combined Loan-to-Value Ratios

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
<= 40.00	163	$8,789,686.98	3.38%
40.01 - 50.00	119	8,753,073.26	3.37
50.01 - 60.00	157	14,328,793.19	5.52
60.01 - 70.00	365	33,953,934.12	13.07
70.01 - 80.00	715	75,529,061.18	29.08
80.01 - 90.00	1,002	110,537,543.70	42.56
90.01 - 100.00	242	7,826,390.10	3.01
Total:	2,763	$259,718,482.53	100.00%

Weighted Average Original Combined Loan-to-Value Ratio:  76.99%

ABFS MORTGAGE LOAN TRUST 2003-2

Mortgage Pass-Through Certificates, Series 2003-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Geographic Distribution of Mortgaged Properties

State	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
New York	455	$65,715,872.87	25.30%
New Jersey	347	33,669,594.95	12.96
Massachusetts	177	21,658,705.75	8.34
Florida	245	20,704,766.65	7.97
Pennsylvania	284	19,023,603.19	7.32
Illinois	161	13,257,462.44	5.10
Michigan	158	10,476,869.02	4.03
Ohio	173	9,737,397.07	3.75
North Carolina	101	8,005,309.77	3.08
Connecticut	70	6,986,581.58	2.69
Virginia	68	5,644,963.15	2.17
Indiana	70	5,296,832.36	2.04
Maryland	51	5,110,957.01	1.97
Georgia	43	4,450,831.30	1.71
Rhode Island	36	4,350,110.11	1.67
Texas	31	3,037,888.28	1.17
Kentucky	44	3,016,027.96	1.16
Minnesota	38	2,829,738.95	1.09
Tennessee	35	2,436,618.01	0.94
Arizona	24	2,327,150.12	0.90
Delaware	21	2,117,989.06	0.82
Wisconsin	23	2,038,514.91	0.78
South Carolina	29	1,835,753.34	0.71
New Hampshire	10	1,389,578.07	0.54
Missouri	15	1,294,550.06	0.50
West Virginia	22	1,116,652.48	0.43
Iowa	13	982,864.64	0.38
Kansas	9	611,215.29	0.24
Nebraska	9	571,784.14	0.22
Maine	1	22,300.00	0.01
Total:	2,763	$259,718,482.53	100.00%

ABFS MORTGAGE LOAN TRUST 2003-2

Mortgage Pass-Through Certificates, Series 2003-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Distribution by Gross Interest Rates

Range of Gross Interest Rates (%)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
6.001 - 7.000	52	$9,268,739.67	3.57%
7.001 - 8.000	262	44,579,551.44	17.16
8.001 - 9.000	475	59,719,145.24	22.99
9.001 - 10.000	455	47,696,751.99	18.36
10.001 - 11.000	479	36,414,351.43	14.02
11.001 - 12.000	426	25,583,502.40	9.85
12.001 - 13.000	368	15,763,196.14	6.07
13.001 - 14.000	65	2,906,086.49	1.12
14.001 - 15.000	14	2,391,428.12	0.92
15.001 - 16.000	29	2,956,099.01	1.14
16.001 - 17.000	138	12,439,630.60	4.79
Total:	2,763	$259,718,482.53	100.00%

Weighted Average Gross Interest Rate:  9.973%

Distribution by Original Term to Stated Maturity

Range of Original Term (in months)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
1 - 60	36	$1,871,393.32	0.72%
61 - 120	123	6,443,274.39	2.48
121 - 180	1,173	85,480,442.11	32.91
181 - 240	560	46,385,550.30	17.86
241 - 300	94	12,206,950.30	4.70
301 - 360	777	107,330,872.11	41.33
Total:	2,763	$259,718,482.53	100.00%

Weighted Average Original Term to Stated Maturity: 268.01

Distribution by Remaining Term to Stated Maturity

Range of Remaining Term (in months)	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
1 - 60	36	$1,871,393.32	0.72%
61 - 120	123	6,443,274.39	2.48
121 - 180	1,173	85,480,442.11	32.91
181 - 240	560	46,385,550.30	17.86
241 - 300	94	12,206,950.30	4.70
301 - 360	777	107,330,872.11	41.33
Total:	2,763	$259,718,482.53	100.00%

Weighted Average Remaining Term to Stated Maturity:  267.64

ABFS MORTGAGE LOAN TRUST 2003-2

Mortgage Pass-Through Certificates, Series 2003-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Distribution by Origination Year

Origination Year	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
2003	2,763	$259,718,482.53	100.00%
Total:	2,763	$259,718,482.53	100.00%

Distribution by Lien Status

Lien Status	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
1	1,846	$221,422,098.49	85.25%
2	917	38,296,384.04	14.75
Total:	2,763	$259,718,482.53	100.00%

Distribution by Documentation Type

Documentation	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
Full	2,543	$230,868,115.91	88.89%
No Documentation	171	22,603,435.30	8.70
Lite	49	6,246,931.32	2.41
Total:	2,763	$259,718,482.53	100.00%

Distribution by Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
Cashout Home Refinance	812	$103,352,403.16	39.79%
Debt Consolidation	1,152	86,624,021.81	33.35
Rate/Term Home Refinance	230	26,096,450.03	10.05
Home Improvement	314	20,594,830.66	7.93
Working Capital	83	7,994,584.59	3.08
Home Purchase	49	5,352,546.46	2.06
Cash Flow	31	3,096,249.74	1.19
Other	92	6,607,396.08	2.54
Total:	2,763	$259,718,482.53	100.00%

ABFS MORTGAGE LOAN TRUST 2003-2

Mortgage Pass-Through Certificates, Series 2003-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Distribution by Property Type

Property Type	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
Single Family Detached	2,064	$185,902,484.46	71.58%
2 - 4 Family	236	33,463,960.89	12.88
Planned Unit Development	113	10,900,951.90	4.20
Condominium	142	10,110,641.53	3.89
Townhouse/Row/Semi-Detached	117	7,833,444.97	3.02
Commercial Use	36	5,118,075.37	1.97
Mixed Use	45	4,980,336.57	1.92
Greater Than 4 Family	10	1,408,586.84	0.54
Total:	2,763	$259,718,482.53	100.00%

Distribution by Occupancy Status

Occupancy Status	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
Primary, Owner Occupied	2,524	$236,467,433.52	91.05%
Investment	155	12,596,066.07	4.85
Business	62	8,512,958.69	3.28
Second/Vacation	22	2,142,024.25	0.82
Total:	2,763	$259,718,482.53	100.00%

Distribution by Amortization Type

Amortization Type	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
Fully Amortizing	1,551	$157,389,451.09	60.60%
Balloon	1,212	102,329,031.44	39.40
Total:	2,763	$259,718,482.53	100.00%

Distribution by Delinquency Status

Number of Days Delinquent	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
Current	2,763	$259,718,482.53	100.00%
Total:	2,763	$259,718,482.53	100.00%

ABFS MORTGAGE LOAN TRUST 2003-2

Mortgage Pass-Through Certificates, Series 2003-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Distribution by Prepayment Penalty

Prepayment Penalty	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
Yes	2,353	$232,550,878.31	89.54%
No	410	27,167,604.22	10.46
Total:	2,763	$259,718,482.53	100.00%

Distribution by Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
None	410	$27,167,604.22	10.46%
1 - 12	517	74,399,685.84	28.65
13 - 24	26	3,843,114.81	1.48
25 - 36	1,646	139,043,337.41	53.54
37 - 48	57	5,245,419.83	2.02
49 - 60	107	10,019,320.42	3.86
Total:	2,763	$259,718,482.53	100.00%

ABFS MORTGAGE LOAN TRUST 2003-2

Mortgage Pass-Through Certificates, Series 2003-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Distribution by Credit Scores

Range of Credit Scores	Number of Mortgage Loans	Aggregate Unpaid Principal Balance	% of Mortgage Loan Pool by Aggregate Statistical Calculation Date Principal Balance
Not Available	8	$ 676,211.66	0.26%
441 - 460	3	178,175.68	0.07
461 - 480	11	1,178,426.66	0.45
481 - 500	36	3,575,335.74	1.38
501 - 520	251	28,666,790.62	11.04
521 - 540	313	31,609,930.96	12.17
541 - 560	277	27,180,882.50	10.47
561 - 580	282	27,580,756.62	10.62
581 - 600	322	30,752,881.31	11.84
601 - 620	340	29,893,661.57	11.51
621 - 640	324	27,339,823.22	10.53
641 - 660	264	22,444,960.35	8.64
661 - 680	150	13,989,054.49	5.39
681 - 700	95	6,719,109.66	2.59
701 - 720	46	4,537,742.85	1.75
721 - 740	19	1,621,877.23	0.62
741 - 760	13	1,325,240.69	0.51
761 - 780	4	203,859.33	0.08
781 - 800	4	217,761.39	0.08
801 - 820	1	26,000.00	0.01
Total:	2,763	$259,718,482.53	100.00%

Weighted Average Credit Score: 589